UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020 (December 1, 2020)

MobileIron, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36471	26-0866846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MobileIron, Inc.
490 East Middlefield Road
Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 919-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	MOBL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 1, 2020, MobileIron, Inc., a Delaware corporation (“MobileIron”), was acquired by Ivanti, Inc., a Delaware corporation (“Ivanti”), pursuant to the merger of Oahu Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Ivanti (“Merger Sub”), with and into MobileIron, with MobileIron surviving the merger as a wholly owned subsidiary of Ivanti (the “Merger”).  The Merger was effected pursuant to the previously announced Agreement and Plan of Merger, dated as of September 26, 2020 (the “Merger Agreement”), by and among MobileIron, Ivanti and Merger Sub.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The Merger became effective on December 1, 2020, when the certificate of merger of MobileIron and Merger Sub was filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, each share of MobileIron’s common stock that was outstanding immediately prior to the Effective Time (other than shares of common stock (1) held by MobileIron as treasury stock, (2) owned by Ivanti or Merger Sub, (3) owned by any direct or indirect wholly owned subsidiary of Ivanti or Merger Sub or (4) held by stockholders who properly and validly exercised their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law (the “DGCL”)) was canceled and converted into the right to receive cash in the amount equal to $7.05, without interest and less any applicable withholding taxes (the “Per Share Merger Consideration”).

At the Effective Time, each outstanding vested restricted stock unit (“RSU”), performance stock unit (“PSU”) and option granted by MobileIron was cancelled and converted into the right to receive cash equal to (A) the aggregate number of shares of MobileIron’s common stock subject to such RSU, PSU or option, as applicable, multiplied by (B) the Per Share Merger Consideration (less the exercise price in the case of vested options) (the “Award Consideration”). Each outstanding RSU, PSU or option that was not vested at the Effective Time but that was subject to acceleration was cancelled and converted into the right to receive an amount in cash equal to the Award Consideration pursuant to the terms of the Merger Agreement, a portion of which will be paid after the Effective Time in accordance with the terms of the applicable award agreement. Each outstanding RSU, PSU or option that was not vested and that did not automatically accelerate at the closing of the Merger was cancelled without consideration.

The foregoing description of the Merger, the Merger Agreement and the related transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to MobileIron’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2020 and which is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, MobileIron notified The NASDAQ Global Select Market (“Nasdaq”) on December 1, 2020 of the effectiveness of the Merger and of its intent to remove MobileIron’s common stock from listing on Nasdaq and requested that Nasdaq file with the SEC a Notification of Removal from Listing under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to delist and deregister the shares of MobileIron’s common stock. In accordance with Nasdaq requirements, trading of MobileIron’s common stock was halted prior to the opening of trading on December 1, 2020 and suspended following the closing of trading on December 1, 2020. Nasdaq filed the Form 25 with the SEC on December 1, 2020.

On the effective date of the Form 25, MobileIron will file with the SEC a certification on Form 15 under the Exchange Act to deregister MobileIron’s common stock under Section 12(b) of the Exchange Act and to suspend MobileIron’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, at the Effective Time, each share of MobileIron’s common stock that was outstanding immediately prior to the Effective Time (other than shares of common stock (1) held by MobileIron as treasury stock, (2) owned by Ivanti or Merger Sub, (3) owned by any direct or indirect wholly owned subsidiary of Ivanti or Merger Sub or (4) held by stockholders who properly and validly exercised their statutory rights of appraisal under Section 262 of the DGCL) was canceled and converted into the right to receive the Per Share Merger Consideration.  Upon the Effective Time, MobileIron’s stockholders immediately prior to the Effective Time ceased to have any rights as stockholders in MobileIron (other than their right to receive the Per Merger Consideration) and, accordingly, no longer have any interest in MobileIron’s future earnings or growth.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant

As a result of the Merger, Ivanti acquired 100% of the voting securities of MobileIron and MobileIron became a wholly owned subsidiary of Ivanti.  As a result of the Merger, a change in control of MobileIron has occurred.  The aggregate purchase price paid for all equity securities of MobileIron was approximately $872,178,170.45.

 The information set forth in the Introductory Note and under Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors; Election of Directors; Appointment of Officers

In connection with the consummation of the Merger, all of the members of MobileIron’s board of directors (the “Board”) resigned from the Board and from all committees of the Board on which such directors served, effective as of the Effective Time. These resignations were not a result of any disagreements between MobileIron and the former directors on any matter relating to MobileIron’s operations, policies or practices. Upon consummation of the Merger on December 1, 2020, pursuant to the Merger Agreement the directors of Merger Sub immediately prior to the Effective Time, consisting of Jeff Abbott and Michael McClellan, became the directors of MobileIron. Also in accordance with the terms of the Merger Agreement, at the Effective Time, the executive officers of MobileIron were effectively removed and replaced by the executive officers of Merger Sub, effective at the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, at the Effective Time, the amended and restated certificate of incorporation of MobileIron was amended and restated as provided in the Merger Agreement (the “Amended and Restated Certificate”). The Amended and Restated Certificate is attached as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03. Also in connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, at the Effective Time, the amended and restated bylaws of MobileIron were amended and restated to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws of the Surviving Corporation are attached as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 9.01.	Exhibits.

2.1*
Agreement and Plan of Merger, dated as of September 26, 2020, by and among MobileIron, Inc., Ivanti, Inc., and Oahu Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed by MobileIron, Inc., on September 28, 2020)

3.1	Amended and Restated Certificate of Incorporation of MobileIron, Inc.
3.2	Amended and Restated Bylaws of MobileIron, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger have been omitted and MobileIron, Inc. agrees to furnish supplementally a copy of any such omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MobileIron, Inc.

Dated: December 1, 2020
	By:	/s/ Jeff Abbott
		Name:	Jeff Abbott
		Title:	President